UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 15, 2012
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Frontier Communications Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-11001 (Commission File Number)	06-0619596 (IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut (Address of principal executive offices)	06905 (Zip Code)

Registrant’s telephone number, including area code: (203) 614-5600

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

    The information referred to in “Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” is hereby incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

    On August 15, 2012, the Company completed its registered offering of $600 million of 7.125% Senior Notes due 2023.  The notes were issued pursuant to the indenture dated as of April 9, 2009, as supplemented by the fourth supplemental indenture dated as of August 15, 2012, with The Bank of New York Mellon as trustee.  The notes bear interest at the rate of 7.125% per year.  Interest on the notes is payable on January 15 and July 15 of each year, beginning on January 15, 2013.  The notes will mature on January 15, 2023.  The Company may, at its option, redeem some or all of the notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of redemption.  The notes are senior unsecured obligations of the Company and rank equally with all of its other existing and future senior unsecured indebtedness.  The indenture and fourth supplemental indenture contain certain covenants and events of default and other customary provisions.

    In connection with the offering, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the notes.  Such opinion and the fourth supplemental indenture are incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333- 181299), pursuant to which the notes were offered and issued.

    The foregoing descriptions of the notes, the indenture and the fourth supplemental indenture are summaries only and are qualified in their entirety by reference to the full text of such documents.  A copy of the fourth supplemental indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Fourth Supplemental Indenture dated as of August 15, 2012, by and between Frontier Communications Corporation and The Bank of New York Mellon, as Trustee
4.2	Form of 7.125% Senior Notes due 2023
5.1	Opinion of Jones Day
23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

By:	/s/ Susana D’Emic
Name:	Susana D’Emic
Title:	Senior Vice President and Controller

Date:  August 15, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Fourth Supplemental Indenture dated as of August 15, 2012, by and between Frontier Communications Corporation and The Bank of New York Mellon, as Trustee
4.2	Form of 7.125% Senior Notes due 2023
5.1	Opinion of Jones Day
23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)